                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)


     On November 1, 1996, CarrAmerica Realty Corporation (the Company) acquired 38 buildings, and one building currently under construction, containing a total of approximately 1,403,000 square feet of office space and referred to as the Peterson Portfolio, all located in suburban Atlanta, Georgia. The transaction also included the acquisition of one building located in Boca Raton, Florida containing 162,000 square feet of office space as well as the rights to manage 10 properties for third parties. The aggregate purchase price for the Peterson Portfolio was approximately $128 million, and was paid for through a combination of cash, the issuance of 62,696 shares of Common Stock, and the assumption of approximately $22 million in debt and approximately $1 million in other liabilities. In October 1996, the Company consummated an offering of Series A Preferred Shares that raised net proceeds of approximately $43 million. The net proceeds of the October offering were used pay down indebtedness under its line of credit, thereby increasing the Company's borrowing capacity.

     This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the aforementioned transactions had been consummated on September 30, 1996. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned transactions have been made.

     This unaudited pro forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the Company's actual financial position would have been at September 30, 1996, had the transactions occurred on that date, nor does it purport to represent the future financial position of the Company.

                                                                            At September 30, 1996 (Unaudited)
                                                      -----------------------------------------------------------------------------
                                                                                    Pro Forma Adjustments
                                                                     -------------------------------------------------
                                                                               Series A           Acquisition
                                                                           Perferred Stock        of Peterson           Pro Forma
                                                  Historical (A)             Offering (B)         Portfolio(C)         Consolidated
                                                  --------------         ------------------     ----------------     --------------
     ASSETS
Rental property, net                                $    906,342             $     -             $   122,257   (1)     $  1,028,599
Development property                                      40,449                   -                   5,955   (1)           46,404
Restricted and unrestricted cash                          22,882                   -                     -                   22,882
Other assets                                              74,235                   -                     254   (1)           74,489
                                                    ------------             ----------          -----------           ------------
       Total assets                                 $  1,043,908             $     -             $   128,466           $  1,172,374
                                                    ============             ==========          ===========           ============

     LIABILITIES
Mortgages and notes payable                         $    426,069             $  (42,915)         $   125,678   (2)     $    508,832
Other liabilities                                         20,480                   -                   1,288   (2)           21,768
                                                    ------------             ----------          -----------           ------------
       Total liabilities                                 446,549                (42,915)             126,966                530,600

Minority interest                                         51,611                   -                     -                   51,611

     STOCKHOLDERS' EQUITY
Preferred stock                                               -                      17                  -                       17
Common stock                                                 355                   -                       1   (3)              356
Additional paid-in capital                               588,684                 42,898                1,499   (3)          633,081
Dividends in excess of earnings                          (43,291)                  -                     -                  (43,291)
                                                    ------------             ----------          -----------           ------------
       Total stockholders' equity                        545,748                 42,915                1,500                590,163
                                                    ------------             ----------          -----------           ------------
       Total liabilities and stockholders' equity   $  1,043,908             $     -             $   128,466           $  1,172,374
                                                    ============             ==========          ===========           ============

Notes:
(A) Reflects the Company's historical consolidated balance sheet as of September 30, 1996.
(B) Reflects the issuance of 1,740,000 Series A Preferred Shares at the price of $25 per share. Transaction costs of $585 were incurred. The Company used all of the proceeds to pay down amounts outstanding under its line of credit.
(C)       Reflects the following pro forma adjustments related to the Peterson
          Portfolio:
          (1)  total acquisiton costs of $128,466
          (2) the assumption of existing debt ($22,240), other liabilities ($1,288), and a draw on its line of credit ($103,438); and
          (3) the issuance of 62,696 shares of Common Stock in connection with the purchase.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)

                                                      For the nine months ended September 30, 1996 (Unaudited)
                                               -------------------------------------------------------------------------
                                                                          Pro Forma Adjustments
                                                                     ---------------------------------

                                                                     Series A             Acquisition
                                                                     Preferred Stock      of Peterson             Pro Forma
                                                 Historical (A)       Offering (B)        Portfolio (C)         Consolidated
                                                ---------------     ---------------      -------------        ----------------
Real estate operating revenue:
   Rental revenue                               $      100,639       $           -       $     15,105  (1)    $        115,744
   Real estate service income                            9,265                   -                  -                    9,265
                                                ---------------      -------------       -------------        ----------------
        Total revenues                                 109,904                   -             15,105                  125,009
                                                ---------------      -------------       -------------        ----------------

Real estate operating expenses:
        Property operating expenses                     33,371                   -              5,923  (4)              39,294
        Interest expense                                21,857              (2,413)             6,684  (2)              26,128
        General and administrative                      10,661                   -                  -                   10,661
        Depreciation and amortization                   25,744                   -              2,625  (3)              28,369
                                                ---------------      -------------       -------------        ----------------
                Total operating expenses                91,633              (2,413)            15,232                  104,452
                                                ---------------      -------------       -------------        ----------------

                Real estate operating income            18,271               2,413               (127)                  20,557

        Other operating income (expense)                 1,610                   -                  -                    1,610
                                                ---------------      -------------       -------------        ----------------

        Income before minority interest                 19,881               2,413               (127)                  22,167
                                                ---------------      -------------       -------------        ----------------

Minority interest                                       (3,895)                  -                  -                   (3,895)
                                                ---------------      -------------       -------------        ----------------

        Income from continuing operations       $       15,986       $       2,413       $       (127)        $         18,272
                                                ===============      =============       =============        ================
Earnings per common share
    from continuing operations (D)              $         0.70                                                $           0.71
                                                ===============                                               ================


                                                               For the year ended December 31, 1995 (Unaudited)
                                                -------------------------------------------------------------------------
                                                                          Pro Forma Adjustments
                                                                    -------------------------------

                                                                      Series A             Acquisition
                                                                      Preferred Stock      of Peterson         Pro Forma
                                                 Historical (A)       Offering (B)         Portfolio (C)      Consolidated
                                                ----------------     ----------------     --------------     --------------
Real estate operating revenue:
        Rental revenue                           $        89,539     $          -         $      18,743 (1)  $      108,282
        Real estate service income                        11,315                -                     -              11,315
                                                ----------------     ----------------     --------------     --------------
                Total revenues                           100,854                -                18,743             119,597
                                                ----------------     ----------------     --------------     --------------

Real estate operating expenses:
        Property operating expenses                       31,579                -                 7,379 (4)          38,958
        Interest expense                                  21,873           (3,349)                9,210 (2)          27,734
        General and administrative                        10,711                -                                    10,711
        Depreciation and amortization                     18,495                -                 3,499 (3)          21,994
                                                ----------------     ----------------     --------------     --------------
                Total operating expenses                  82,658           (3,349)               20,088              99,397
                                                ----------------     ----------------     --------------     --------------

                Real estate operating income              18,196            3,349                (1,345)             20,200

        Other operating income (expense)                    (912)               -                     -                (912)
                                                ----------------     ----------------     --------------     --------------


        Income before minority interest                   17,284            3,349                (1,345)             19,288
                                                ----------------     ----------------     --------------     --------------

Minority interest                                         (5,217)               -                     -              (5,217)
                                                ----------------     ----------------     --------------     --------------

        Income from continuing operations        $        12,067     $      3,349         $      (1,345)     $       14,071
                                                ================     ================     ==============     ==============

Earnings per common share
    from continuing operations (D)               $          0.90                                             $         0.84
                                                ================                                             ==============



                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
  For the Nine Months Ended September 30, 1996 and the Year Ended December 31,
                                      1995
                                  (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the CompanyGs historical consolidated statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995.

(B) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Company's line of credit with the proceeds from the Series A Preferred Stock Offering.

(C)  Pro forma adjustments for the purchase of the Peterson Portfolio reflect:
     (1) the historical operating activity of the properties acquired;
     (2) the additional interest expense on the line of credit ($5,818 of interest costs net of $335 capitalized for the nine months ended September 30, 1996 and $8,073 of interest costs net of $465 capitalized in 1995) and interest expense on debt assumed ($1,201 for the nine months ended September 30, 1996 and $1,602 in 1995);
     (3) the depreciation expense for the acquisition based on the new accounting basis for the rental property acquired; and
     (4) the historical operating activity of the rental property ($6,522 for the nine months ended September 30, 1996 and $8,101 in 1995) reduced by the elimination of management fee expenses that is no longer incurred by the Company upon purchase of the properties ($599 for the nine months ended September 30, 1996 and $722 in 1995).

(D) Based upon 27,785,702 and 18,219,383 pro forma shares of Common Stock outstanding and common stock equivalents on a weighted average basis during the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively. Net income and weighted average shares outstanding have been adjusted for certain minority interests which have a dilutive effect on earnings per share.